ADAMS
DIVERSIFIED EQUITY
FUND

FIRST QUARTER REPORT
MARCH 31, 2024
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Letter to Shareholders

Dear Fellow Shareholders,
The equity market rally that closed out a strong 2023 continued in the first quarter of 2024. The S&P 500 Index has been up 25% over the last five months and finished the quarter at its all-time high. Strong fourth quarter earnings and upward revisions to 2024 earnings estimates helped drive risk-on sentiment. The U.S. economy continued to brush off fears of a downturn, backed by strength in consumer spending and the labor market. While inflation continued to follow what U.S. Federal Reserve (Fed) Chair Jerome Powell repeatedly called a “bumpy” path, Fed officials remained confident that prices are cooling off, and continued to foresee three interest rate cuts in 2024. For the moment, investors seemed happy to push the timing back and remain optimistic that rates will fall in 2024.
“Our Fund rose 11.2% in the first quarter, outpacing the S&P 500 benchmark, which returned 10.6%.”

Within the S&P 500, artificial intelligence (AI)-related stocks continued to be at the center of the rally, but there were signs of broadening leadership across the market. Ten of the eleven sectors recorded gains and, while Communication Services and Information Technology remained among the best performing sectors, Energy, Financials, and Industrials also generated double-digit returns during the first quarter. Also, global stocks hit multiple record highs, Japanese equities finally surpassed the high reached 35 years ago in 1989, and most commodity prices also increased with gold breaking out to a multi-decade high.
Fears of a recession continued to fade, all but disappearing in the day-to-day news cycle, replaced by talk of a soft landing. Still, many of the issues that fueled those fears as recently as last year remain. Wars in Ukraine to Gaza rage on. Inflation still showed signs of stickiness, and interest rates remained high by recent standards. The yield on the 10-year U.S. Treasury (UST) note may feel less threatening than when it rose above 5% in October 2023, but it did increase during the quarter to 4.20%, as expectations for interest rate cuts were pushed later into 2024. The yield curve between the 2-year and 10-year UST notes remained inverted for the 625th consecutive day in late March. That’s yet another all-time record (set in 1978) to note from this quarter.
We don’t point out these issues to imply that a recession is imminent. We do so to underscore that, while improving earnings growth, strong corporate and consumer balance sheets, and the potential for AI to deliver a step-function improvement in productivity have all supported higher equity prices, the market backdrop remains complicated.
Our Fund rose 11.2% in the first quarter, outpacing the S&P 500 benchmark, which returned 10.6%. Information Technology was the primary contributor to relative performance, with additional relative gains from the Consumer Staples, Consumer Discretionary, and Energy sectors. In contrast, Financials was the lone meaningful detractor on a relative basis, although Materials weighed modestly on relative performance.

Letter to Shareholders (continued)

The Fund’s holdings in the Technology sector increased 14.9%, outperforming the 12.7% return of the sector in the S&P 500. Strong stock selection accounted for most of the relative strength. Micron Technology, the largest U.S. manufacturer of memory computer chips, was a particularly strong performer, rising 38.2% during the quarter. An improving demand/pricing environment for Micron’s chips resulted in stronger quarterly earnings and higher expectations for future growth.
Our Consumer Staples stocks generated a 11.1% return versus the benchmark sector return of 7.5%. The leading contributor was Target Corporation, a position we added to the portfolio early in the first quarter. We believed that, after struggling for much of the prior two years with excess inventories, Target would begin to deliver improving sales and higher profit margins. Evidence of this was reflected in its March earnings report, and the stock rose 26.8% following its addition to our portfolio.
Energy was the second-best performing sector in the S&P 500 in the first quarter, returning 13.7%. Our Energy holdings increased 16.8%. Marathon Petroleum, a large oil refiner, was a particularly strong performer, rising 36.5% in the period. Marathon has used its peer-leading margins and free cash flow to repurchase almost 40% of its outstanding shares over the last three years. Diamondback Energy also added value to the Fund. During the quarter, Diamondback announced the acquisition of privately-owned Endeavor Energy Resources, solidifying its position as the largest pure-play oil producer in the Permian Basin.
Our performance in the Financials sector fell short of our expectations with a return of 10.0%, versus the benchmark sector return of 12.5%. Property and casualty insurance stocks, led by auto insurers, were among the strongest performers in the sector and our lack of exposure to this segment hurt our relative performance. Weak capital markets activity negatively impacted earnings for Morgan Stanley, leading the stock to significantly underperform the sector. Morgan Stanley’s high net worth businesses remain strong, and a potential recovery in capital markets activity keeps us interested in the stock.
For the three months ended March 31, 2024, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was 11.2%. This compares to the 10.6% total return for the S&P 500 and a 10.4% total return for the Morningstar U.S. Large Blend category over the same time period. The total return on the market price of the Fund’s shares for the period was 10.5%.
For the twelve months ended March 31, 2024, the Fund’s total return on NAV was 32.6%. Comparable figures for the S&P 500 and Morningstar U.S. Large Blend category were 29.9% and 29.1%, respectively. The total return on the market price of the Fund’s shares for the period was 35.2%.
During the quarter, the Fund paid distributions to shareholders of  $6.2 million, or $.05 per share, consisting of $.01 long-term capital gain realized in 2023 and $.04 net investment income realized in 2024.

Letter to Shareholders (continued)

After a strong year in 2023, the market’s continued rise was welcome news for equity investors. We have been pleased that many companies have continued to grow earnings and generate strong cash flows—their ability to innovate and execute is very impressive. At the same time, market valuation levels can’t be called cheap and there are a number of macroeconomic and geopolitical factors that could adversely impact the investing landscape. Throw in an election cycle that is likely to resemble a rollercoaster and it is easy to wonder what will come next. While we will monitor the macroeconomic situation and make needed adjustments, it will be business as usual for us. We remain focused on our process. That means remaining disciplined, holding a long-term perspective, managing risk, and identifying timely opportunities in quality companies with strong fundamentals and the ability to grow earnings over time.
We appreciate your trust and will continue to do our best to deserve it.
By order of the Board of Directors,
James P. Haynie, CFA
Chief Executive Officer
April 18, 2024

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Summary Financial Information

(unaudited)
	2024	2023
At March 31:
Net asset value per share	$22.81	$18.52
Market price per share	$19.52	$15.55
Shares outstanding	124,051,688	120,844,712
Total net assets	$2,829,484,494	$2,238,417,080
Average net assets	$2,685,700,471	$2,181,454,419
Unrealized appreciation on investments	$1,255,515,651	$757,080,578

For the three months ended March 31:
Net investment income	$3,761,365	$4,035,535
Net realized gain (loss)	$76,552,150	$40,748,226
Cost of shares repurchased	$—	$851,641
Shares repurchased	—	57,434
Total return (based on market price)	10.5%	7.3%
Total return (based on net asset value)	11.2%	6.9%

Key ratios:
Expenses to average net assets*	0.61%	0.66%
Net investment income to average net assets*	0.58%	0.78%
Portfolio turnover*	68.5%	80.0%
Net cash & short-term investments to net assets	0.5%	0.4%

*
Annualized

Ten Largest Equity Portfolio Holdings

March 31, 2024
(unaudited)
	Market Value	Percent of Net Assets
Microsoft Corporation	$223,738,896	7.9%
Apple Inc.	149,890,668	5.3
NVIDIA Corporation	145,563,516	5.1
Amazon.com, Inc.	123,488,148	4.4
Alphabet Inc. Class A	107,099,928	3.8
Meta Platforms, Inc. Class A	76,770,198	2.7
JPMorgan Chase & Co.	60,963,909	2.2
Visa Inc. Class A	54,465,532	1.9
UnitedHealth Group Incorporated	53,279,190	1.9
Adams Natural Resources Fund, Inc.*	50,427,008	1.8
	$1,045,686,993	37.0%

*
Non-controlled affiliated closed-end fund

Schedule of Investments

March 31, 2024
(unaudited)
	Shares	Value (a)
Common Stocks — 99.5%
Communication Services — 9.0%
Alphabet Inc. Class A (b)	709,600	$107,099,928
Meta Platforms, Inc. Class A	158,100	76,770,198
Netflix, Inc. (b)	52,422	31,837,453
Verizon Communications Inc.	617,000	25,889,320
Walt Disney Company	118,900	14,548,604
		256,145,503
Consumer Discretionary — 10.8%
Amazon.com, Inc. (b)	684,600	123,488,148
Booking Holdings Inc.	7,000	25,395,160
Home Depot, Inc.	41,500	15,919,400
McDonald’s Corporation	93,400	26,334,130
NIKE, Inc. Class B	211,100	19,839,178
O’Reilly Automotive, Inc. (b)	22,800	25,738,464
Tesla, Inc. (b)	134,700	23,678,913
Uber Technologies, Inc. (b)	357,200	27,500,828
Ulta Beauty, Inc. (b)	31,900	16,679,872
		304,574,093
Consumer Staples — 5.8%
Coca-Cola Company	144,000	8,809,920
Colgate-Palmolive Company	255,200	22,980,760
Monster Beverage Corporation (b)	242,668	14,385,359
PepsiCo, Inc.	47,800	8,365,478
Philip Morris International Inc.	259,935	23,815,245
Procter & Gamble Company	226,849	36,806,250
Target Corporation	112,500	19,936,125
Walmart Inc.	506,943	30,502,760
		165,601,897
Energy — 4.1%
Adams Natural Resources Fund, Inc. (c)(g)	2,186,774	50,427,008
Chevron Corporation	89,500	14,117,730
Diamondback Energy, Inc.	90,600	17,954,202
Hess Corporation	92,600	14,134,464
Marathon Petroleum Corporation	99,837	20,117,156
		116,750,560

Schedule of Investments (continued)

March 31, 2024
(unaudited)
	Shares	Value (a)
Financials — 12.8%
American International Group, Inc.	367,000	$28,688,390
Bank of America Corp.	1,105,368	41,915,555
Berkshire Hathaway Inc. Class B (b)	82,643	34,753,034
Blackstone Inc.	153,600	20,178,432
Cboe Global Markets, Inc.	124,800	22,929,504
JPMorgan Chase & Co.	304,363	60,963,909
Marsh & McLennan Companies, Inc.	100,100	20,618,598
Mastercard Incorporated Class A	30,562	14,717,742
MetLife, Inc.	220,200	16,319,022
Morgan Stanley	302,269	28,461,649
S&P Global, Inc.	39,600	16,847,820
Visa Inc. Class A	195,161	54,465,532
		360,859,187
Health Care — 12.3%
AbbVie, Inc.	180,000	32,778,000
Cencora, Inc.	140,500	34,140,095
DexCom, Inc. (b)	194,957	27,040,536
Eli Lilly and Company	63,568	49,453,361
Health Care Select Sector SPDR Fund	218,500	32,279,005
IDEXX Laboratories, Inc. (b)	26,100	14,092,173
Johnson & Johnson	101,200	16,008,828
Merck & Co., Inc.	86,400	11,400,480
Regeneron Pharmaceuticals, Inc. (b)	32,300	31,088,427
Thermo Fisher Scientific Inc.	40,700	23,655,247
UnitedHealth Group Incorporated	107,700	53,279,190
Zoetis, Inc. Class A	135,900	22,995,639
		348,210,981
Industrials — 8.3%
Boeing Company (b)	34,777	6,711,613
Generac Holdings Inc. (b)	103,400	13,042,876
Hubbell Incorporated	55,400	22,993,770
Ingersoll Rand Inc.	267,300	25,380,135
Leidos Holdings, Inc.	195,900	25,680,531
Pentair plc	272,900	23,316,576
Republic Services, Inc.	132,500	25,365,800
Trane Technologies plc	97,000	29,119,400
TransDigm Group Incorporated	22,600	27,834,160
Union Pacific Corporation	142,400	35,020,432
		234,465,293

Schedule of Investments (continued)

March 31, 2024
(unaudited)
	Shares	Value (a)
Information Technology — 29.8%
Accenture plc Class A	38,319	$13,281,749
Adobe Inc. (b)	58,300	29,418,180
Advanced Micro Devices, Inc. (b)	197,100	35,574,579
Analog Devices, Inc.	112,000	22,152,480
Apple Inc.	874,100	149,890,668
Arista Networks, Inc. (b)	70,391	20,411,982
Broadcom Inc.	8,800	11,663,608
Cisco Systems, Inc.	359,400	17,937,654
Intuit Inc.	47,600	30,940,000
Lam Research Corporation	37,500	36,433,875
Micron Technology, Inc.	260,700	30,733,923
Microsoft Corporation	531,800	223,738,896
NVIDIA Corporation	161,100	145,563,516
Oracle Corporation	48,800	6,129,768
Salesforce, Inc.	135,700	40,870,126
Synopsys, Inc. (b)	50,100	28,632,150
		843,373,154
Materials — 2.2%
Avery Dennison Corporation	25,900	5,782,175
Freeport-McMoRan, Inc.	404,100	19,000,782
Linde plc	61,400	28,509,248
PPG Industries, Inc.	64,900	9,404,010
		62,696,215
Real Estate — 2.2%
CBRE Group, Inc. Class A (b)	118,700	11,542,388
Equinix, Inc.	19,500	16,093,935
Prologis, Inc.	174,800	22,762,456
Public Storage	43,300	12,559,598
		62,958,377

Schedule of Investments (continued)

March 31, 2024
(unaudited)
	Shares	Value (a)
S&P 500 Index — 0.3%
SPDR S&P 500 ETF Trust	16,200	$8,473,734

Utilities — 1.9%
Atmos Energy Corporation	97,300	11,566,051
DTE Energy Company	137,400	15,408,036
NextEra Energy, Inc.	288,300	18,425,253
Utilities Select Sector SPDR Fund	110,000	7,221,500
		52,620,840
Total Common Stocks
(Cost $1,562,365,399)		2,816,729,834
Other Investments — 0.0%
Financials — 0.0%
Adams Funds Advisers, LLC (b)(d)(g)
(Cost $150,000)		466,000
Short-Term Investments — 0.4%
Money Market Funds — 0.4%
Morgan Stanley Institutional Liquidity Funds Prime Portfolio, 5.38% (e)	9,999,709	10,000,709
Northern Institutional Treasury Premier Portfolio, 5.15% (e)	759,579	759,579
Total Short-Term Investments
(Cost $10,761,838)		10,760,288
Total — 99.9%
(Cost $1,573,277,237)		2,827,956,122
Other Assets Less Liabilities — 0.1%		1,528,372
Net Assets — 100.0%		$2,829,484,494

Schedule of Investments (continued)

March 31, 2024
(unaudited)
Total Return Swap Agreements — 0.0%
Description					Value and Unrealized Appreciation (Assets)	Value and Unrealized Depreciation (Liabilities)
Terms	Contract Type	Underlying Security	Termination Date	Notional Amount
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Deere & Company (37,000 shares)	4/15/2025	$13,858,354	$1,348,143	$—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Industrial Select Sector SPDR Fund (113,700 shares)	4/15/2025	(13,815,596)	—	(511,377)
Gross unrealized gain (loss) on open total return swap agreements					$1,348,143	$(511,377)
Net unrealized gain on open total return swap agreements (f)					$836,766

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.

(d)
Controlled affiliate valued using fair value procedures.

(e)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(f)
Counterparty for all open total return swap agreements is Morgan Stanley. At March 31, 2024, $790,000 in cash collateral was held by the fund.

(g)
During the three months ended March 31, 2024, investments in affiliates were as follows:

Affiliate	Shares held	Net realized gain (loss) and long-term capital gain distributions	Dividend income	Change in unrealized appreciation	Value
Adams Funds Advisers, LLC (controlled)	n/a	$—	$—	$—	$466,000
Adams Natural Resources Funds, Inc. (non-controlled)	2,186,774	21,868	196,810	5,313,861	50,427,008
Total		$21,868	$196,810	$5,313,861	$50,893,008
Information regarding transactions in equity securities during the quarter can be found on our website at: www.adamsfunds.com.

Adams Diversified Equity Fund, Inc.

Board of Directors
Kenneth J. Dale (1) (2) (5)	Mary Chris Jammet (1) (2) (3) (4)	Mark E. Stoeckle (3) (4)
Frederic A. Escherich (1) (2) (3) (4)	Lauriann C. Kloppenburg (1) (2) (3) (4)
James P. Haynie (1)	Jane Musser Nelson (2) (3) (4)

(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
James P. Haynie, CFA	Chief Executive Officer
D. Cotton Swindell, CFA	President
Brian S. Hook, CFA, CPA	Vice President and Chief Financial Officer
Janis F. Kerns	Vice President, General Counsel, Secretary, and Chief Compliance Officer
Gregory W. Buckley	Vice President—Research
Xuying Chang, CFA	Vice President—Research
Steven R. Crain, CFA	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
David R. Schiminger, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Tickers: ADX (NYSE), XADEX (NASDAQ)
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: Equiniti Trust Company, LLC
Attn: Stockholder Relations Department
P.O. Box 500
Newark, NJ 07101
(877) 260-8188
Website: https://equiniti.com/us/ast-access
Email: helpAST@equiniti.com